THE
PENN
DISTRICT

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA
For the Quarter Ended March 31, 2025

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are interest rate fluctuations and the effects of inflation on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2024. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.
This supplemental package should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and the Company’s Supplemental Fixed Income Data package for the quarter ended March 31, 2025, both of which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
770 Broadway
On May 5, 2025, we completed a master lease with New York University (“NYU”) to lease 1,076,000 square feet at 770 Broadway, on an “as is”, triple net basis for a 70-year lease term. Under the terms of the master lease, a rental agreement under Section 467 of the Internal Revenue Code, NYU made a prepaid lease payment of $935,000,000 and will also make annual lease payments of approximately $9,300,000 during the lease term. NYU has an option to purchase the leased premises in both 2055 and at the end of the lease term in 2095. NYU will assume the existing office leases and related tenant income at the property.
We used a portion of the prepaid lease payment to repay the $700,000,000 mortgage loan which previously encumbered the property.
We will retain the 92,000 square feet retail condominium leased to Wegmans.
PENN 1 Ground Rent Reset Determination
On April 22, 2025, an arbitration panel (the “Panel”) appointed to determine the ground rent payable by Vornado’s subsidiary for the PENN 1 land parcel for the 25-year period beginning June 17, 2023 determined that the annual rent payable will be $15,000,000.
Further, litigation is currently pending between the parties in New York County Supreme Court relating to the matter. To date, the court denied the Vornado subsidiary’s motion to dismiss the action and Vornado’s subsidiary has filed a notice of appeal. The Panel’s decision provides that if the fee owner prevails in a final judgment in the litigation, the annual rent for the 25-year term will be $20,220,000, retroactive to June 17, 2023.
We were accruing $26,205,000 per annum of ground rent based on a previous estimate and therefore, in connection with the Panel’s determination, we reversed $17,240,000 of previously accrued rent expense during the three months ended March 31, 2025. Additionally, commencing in the first quarter of 2025, we are now paying based on the $15,000,000 annual rent.
Dispositions
666 Fifth Avenue (Fifth Avenue and Times Square JV)
On January 8, 2025, the Fifth Avenue and Times Square JV completed the sale to UNIQLO of the portion of its U.S. flagship store at 666 Fifth Avenue owned by the joint venture for $350,000,000 and realized net proceeds of $342,000,000. The net proceeds were used to partially redeem Vornado’s preferred equity on the asset. The joint venture continues to own 23,832 square feet of retail space (7,416 square feet at grade) at 666 Fifth Avenue consisting of the Abercrombie & Fitch and Tissot stores. We recognized a financial statement gain of $76,162,000, which is included in “income from partially owned entities” on our consolidated statements of income.
220 Central Park South
During the three months ended March 31, 2025, we closed on the sale of two condominium units and ancillary amenities at 220 Central Park South (“220 CPS”) for net proceeds of $24,713,000, resulting in a financial statement net gain of $13,576,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $2,548,000 of income tax expense was recognized on our consolidated statements of income. Two units remain unsold.
Financing Activity
Senior Unsecured Notes due 2025
We repaid our $450,000,000 3.50% senior unsecured notes on their January 15, 2025 maturity date.
1535 Broadway (Fifth Avenue and Times Square JV)
On April 14, 2025, the Fifth Avenue and Times Square JV completed a $450,000,000 financing of 1535 Broadway. The interest-only non-recourse loan bears interest at a fixed rate of 6.90% and matures in May 2030. After transaction costs and reserves, $407,000,000 of the net proceeds from the financing were used to partially redeem Vornado’s Fifth Avenue and Times Square JV preferred equity. In connection with the financing, the annual coupon for the remaining preferred equity interest in 1535 Broadway was increased to 5.75% from 4.75% through the maturity of the new loan and then will be based on a formulaic rate.
Sustainability Margin Adjustment
In April 2025, we qualified for a sustainability margin adjustment on our unsecured term loan and revolving credit facilities by achieving certain KPI metrics, which will reduce our interest rate by 0.05% and 0.04%, respectively.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2024
	2025	2024
Total revenues	$461,579	$436,375	$457,790

Net income (loss) attributable to common shareholders	$86,842	$(9,034)	$1,203
Per common share:
Basic	$0.45	$(0.05)	$0.01
Diluted	$0.43	$(0.05)	$0.01

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$126,245	$108,847	$122,212
Per diluted share (non-GAAP)	$0.63	$0.55	$0.61

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$135,039	$104,129	$117,085
FFO - Operating Partnership ("OP") basis (non-GAAP)	$146,786	$113,485	$126,975
Per diluted share (non-GAAP)	$0.67	$0.53	$0.58

Dividends per common share	N/A	N/A	$0.74

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)(1)	N/A	N/A	N/A
FAD payout ratio(1)	N/A	N/A	N/A

Weighted average VNO common shares outstanding	191,371	190,429	190,679
Redeemable Class A units and LTIP Unit awards	17,323	17,174	16,996
Weighted average VRLP Class A units outstanding	208,694	207,603	207,675
Dilutive share-based equity awards	8,161	4,204	9,405
Redeemable preferred units - common share equivalents	1,252	1,875	1,197
Weighted average VRLP Class A units outstanding - diluted	218,107	213,682	218,277
____________________
(1)For 2025, we anticipate continuing our recent common share dividend policy of paying one common share dividend in the fourth quarter, subject to approval by our Board of Trustees.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q1 2025 VS. Q1 2024 (unaudited)

(Amounts in millions, except per share amounts)	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended March 31, 2024	$108.8	$0.55

Increase / (decrease) in FFO, as adjusted due to:
Impact of PENN 1 ground rent reset determination (including a $17.2 reversal of rent expense that was accrued in prior periods)	20.0
Lower interest income	(5.6)
Variable businesses (primarily signage)	2.4
Rent commencements, net of lease expirations and other tenant related items	2.1
Other, net	(0.5)
	18.4
Noncontrolling interests' share of above items and impact of assumed conversions of convertible securities	(1.0)
Net increase	17.4	0.08

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended March 31, 2025	$126.2	$0.63

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	March 31, 2025	December 31, 2024
ASSETS
Real estate, at cost:
Land	$2,434,209	$2,434,209	$—
Buildings and improvements	10,719,995	10,439,113	280,882
Development costs and construction in progress	879,601	1,097,395	(217,794)
Leasehold improvements and equipment	111,983	120,915	(8,932)
Total	14,145,788	14,091,632	54,156
Less accumulated depreciation and amortization	(4,105,413)	(4,025,349)	(80,064)
Real estate, net	10,040,375	10,066,283	(25,908)
Right-of-use assets	677,312	678,804	(1,492)
Cash, cash equivalents, and restricted cash
Cash and cash equivalents	568,861	733,947	(165,086)
Restricted cash	238,027	215,672	22,355
Total	806,888	949,619	(142,731)
Tenant and other receivables	70,920	58,853	12,067
Investments in partially owned entities	2,421,283	2,691,478	(270,195)
Receivable arising from the straight-lining of rents	711,334	707,020	4,314
Deferred leasing costs, net	385,658	354,882	30,776
Identified intangible assets, net	116,280	118,215	(1,935)
Other assets	369,182	373,454	(4,272)
Total assets	$15,599,232	$15,998,608	$(399,376)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,674,519	$5,676,014	$(1,495)
Senior unsecured notes, net	746,282	1,195,914	(449,632)
Unsecured term loan, net	796,295	795,948	347
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	734,123	749,759	(15,636)
Accounts payable and accrued expenses	387,898	374,013	13,885
Deferred compensation plan	111,144	114,580	(3,436)
Other liabilities	345,778	345,511	267
Total liabilities	9,371,039	9,826,739	(455,700)
Redeemable noncontrolling interests	738,224	834,658	(96,434)
Shareholders' equity	5,314,118	5,158,242	155,876
Noncontrolling interests in consolidated subsidiaries	175,851	178,969	(3,118)
Total liabilities, redeemable noncontrolling interests and equity	$15,599,232	$15,998,608	$(399,376)

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	March 31,			December 31, 2024
	2025	2024	Variance
Property rentals(1)	$348,385	$337,376	$11,009	$345,005
Tenant expense reimbursements(1)	51,983	46,638	5,345	45,229
Amortization of acquired below-market leases, net	88	693	(605)	193
Straight-lining of rents	4,299	4,571	(272)	8,036
Total rental revenues	404,755	389,278	15,477	398,463
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	36,476	35,780	696	37,208
Management and leasing fees	3,030	2,611	419	2,519
Other income	17,318	8,706	8,612	19,600
Total revenues	461,579	436,375	25,204	457,790
Operating expenses	(224,740)	(226,224)	1,484	(236,043)
Depreciation and amortization	(116,155)	(108,659)	(7,496)	(113,061)
General and administrative	(38,597)	(37,897)	(700)	(36,637)
Income (expense) from deferred compensation plan liability	1,089	(4,520)	5,609	(1,549)
Transaction related costs and other	(43)	(653)	610	(1,341)
Total expenses	(378,446)	(377,953)	(493)	(388,631)
Income from partially owned entities	96,977	16,279	80,698	30,007
Interest and other investment income, net	8,261	11,724	(3,463)	11,348
(Expense) income from deferred compensation plan assets	(1,089)	4,520	(5,609)	1,549
Interest and debt expense	(95,816)	(90,478)	(5,338)	(100,483)
Net gains on disposition of wholly owned and partially owned assets	15,551	—	15,551	—
Income before income taxes	107,017	467	106,550	11,580
Income tax expense	(7,193)	(6,740)	(453)	(5,822)
Net income (loss)	99,824	(6,273)	106,097	5,758
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	10,433	11,982	(1,549)	11,107
Operating Partnership	(7,889)	786	(8,675)	(136)
Net income attributable to Vornado	102,368	6,495	95,873	16,729
Preferred share dividends	(15,526)	(15,529)	3	(15,526)
Net income (loss) attributable to common shareholders	$86,842	$(9,034)	$95,876	$1,203

Capitalized expenditures:
Interest and debt expense	$10,868	$12,564	$(1,696)	$12,417
Development payroll	1,101	2,499	(1,398)	990
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31, 2025
	Total	New York	Other
Property rentals(1)	$348,385	$279,691	$68,694
Tenant expense reimbursements(1)	51,983	38,992	12,991
Amortization of acquired below-market leases, net	88	31	57
Straight-lining of rents	4,299	5,585	(1,286)
Total rental revenues	404,755	324,299	80,456
Fee and other income:
BMS cleaning fees	36,476	38,497	(2,021)
Management and leasing fees	3,030	3,205	(175)
Other income	17,318	10,205	7,113
Total revenues	461,579	376,206	85,373
Operating expenses	(224,740)	(183,640)	(41,100)
Depreciation and amortization	(116,155)	(92,365)	(23,790)
General and administrative	(38,597)	(13,415)	(25,182)
Income from deferred compensation plan liability	1,089	—	1,089
Transaction related costs and other	(43)	—	(43)
Total expenses	(378,446)	(289,420)	(89,026)
Income from partially owned entities	96,977	94,276	2,701
Interest and other investment income, net	8,261	3,474	4,787
Expense from deferred compensation plan assets	(1,089)	—	(1,089)
Interest and debt expense	(95,816)	(50,394)	(45,422)
Net gains on disposition of wholly owned and partially owned assets	15,551	1,975	13,576
Income (loss) before income taxes	107,017	136,117	(29,100)
Income tax expense	(7,193)	(1,302)	(5,891)
Net income (loss)	99,824	134,815	(34,991)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	10,433	9,160	1,273
Net income (loss) attributable to Vornado Realty L.P.	110,257	$143,975	$(33,718)
Less net income attributable to noncontrolling interests in the Operating Partnership	(7,860)
Preferred unit distributions	(15,555)
Net income attributable to common shareholders	$86,842
For the three months ended March 31, 2024
Net income (loss) attributable to Vornado Realty L.P.	$5,709	$59,917	$(54,208)
Net loss attributable to common shareholders	$(9,034)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31, 2025
	Total	New York	Other
Total revenues	$461,579	$376,206	$85,373
Operating expenses	(224,740)	(183,640)	(41,100)
NOI - consolidated	236,839	192,566	44,273
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(10,660)	(3,347)	(7,313)
Add: Our share of NOI from partially owned entities	67,111	64,098	3,013
NOI at share	293,290	253,317	39,973
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(23,919)	(25,747)	1,828
NOI at share - cash basis	$269,371	$227,570	$41,801

	For the Three Months Ended March 31, 2024
	Total	New York	Other
Total revenues	$436,375	$358,234	$78,141
Operating expenses	(226,224)	(188,278)	(37,946)
NOI - consolidated	210,151	169,956	40,195
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(11,396)	(4,536)	(6,860)
Add: Our share of NOI from partially owned entities	70,369	67,709	2,660
NOI at share	269,124	233,129	35,995
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(1,511)	(2,335)	824
NOI at share - cash basis	$267,613	$230,794	$36,819

	For the Three Months Ended December 31, 2024
	Total	New York	Other
Total revenues	$457,790	$383,702	$74,088
Operating expenses	(236,043)	(194,195)	(41,848)
NOI - consolidated	221,747	189,507	32,240
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(10,051)	(3,644)	(6,407)
Add: Our share of NOI from partially owned entities	73,270	71,177	2,093
NOI at share	284,966	257,040	27,926
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(8,378)	(15,107)	6,729
NOI at share - cash basis	$276,588	$241,933	$34,655
________________________________
See Appendix page vi for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2024
	2025	2024
NOI at share:
New York:
Office(1)	$191,501	$167,988	$193,215
Retail	46,115	47,466	48,238
Residential	6,192	5,968	6,072
Alexander’s	9,509	11,707	9,515
Total New York	253,317	233,129	257,040
Other:
THE MART(2)	15,916	14,486	6,168
555 California Street	17,843	16,529	15,854
Other investments	6,214	4,980	5,904
Total Other	39,973	35,995	27,926
NOI at share	$293,290	$269,124	$284,966

NOI at share - cash basis:
New York:
Office(1)	$167,457	$166,370	$181,438
Retail	43,727	43,873	44,130
Residential	5,848	5,690	5,750
Alexander's	10,538	14,861	10,615
Total New York	227,570	230,794	241,933
Other:
THE MART	17,517	14,949	10,550
555 California Street	18,137	16,938	18,138
Other investments	6,147	4,932	5,967
Total Other	41,801	36,819	34,655
NOI at share - cash basis	$269,371	$267,613	$276,588
________________________________
(1)Includes BMS NOI of $6,936, $7,217, and $6,895 for the three months ended March 31, 2025 and 2024 and December 31, 2024.
(2)The three months ended December 31, 2024 includes a $4,560 write-off of a straight-line rent receivable due to the tenant being deemed uncollectible.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York		THE MART(3)	555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended March 31, 2025 compared to March 31, 2024	3.5%	3.0%	(2)	9.7%	5.2%
Three months ended March 31, 2025 compared to December 31, 2024	(1.5)%	(6.3)%	(2)	160.8%	10.5%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended March 31, 2025 compared to March 31, 2024	0.9%	(0.7)%		16.7%	7.1%
Three months ended March 31, 2025 compared to December 31, 2024	(1.5)%	(4.8)%		66.9%	0.8%
________________________________
(1)See pages vii through x in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
(2)Excludes the impact of the $17,240,000 reversal of previously accrued PENN 1 ground rent. See page 3 for further details.
(3)The three months ended December 31, 2024 includes a $4,560,000 write-off of a straight-line rent receivable due to the tenant being deemed uncollectible.

DEVELOPMENT/REDEVELOPMENT - ACTIVE PROJECTS AND FUTURE OPPORTUNITIES
(Amounts in thousands, except square feet)
		(at Vornado’s share)					Projected Incremental Cash Yield
Active Development Projects: New York segment:	Property Rentable Sq. Ft.	Budget		Cash Amount Expended	Remaining Expenditures	Stabilization Year
PENN District:
PENN 2	1,815,000	$750,000		$708,267	$41,733	2026	10.2%
Districtwide Improvements	N/A	100,000		75,189	24,811	N/A	N/A
Total PENN District		850,000	(1)	783,456	66,544

Sunset Pier 94 Studios (49.9% interest)(2)	266,000	125,000	(3)	66,551	58,449	2026	10.3%

Total Active Development Projects		$975,000		$850,007	$124,993

Future Opportunities: New York segment:	Zoning Sq. Ft.
PENN District:
Hotel Pennsylvania site (PENN 15)	2,052,000
Eighth Avenue and 34th Street land	105,000
Multiple other opportunities - office/residential/retail
Total PENN District	2,157,000
350 Park Avenue assemblage (the “350 Park Site”)(4)	1,389,000
260 Eleventh Avenue - office(2)	280,000
57th Street land (50% interest)	150,000
Other segment:
527 West Kinzie land, Chicago	330,000
Total Future Opportunities	4,306,000
________________________________
(1)Excluding debt and equity carry.
(2)The building is subject to a ground lease. See page 28 for details.
(3)Represents our 49.9% share of the $350,000 development budget, excluding the $40,000 value of our contributed leasehold interest and net of an estimated $9,000 for our share of development fees and reimbursement for overhead costs incurred by us. During 2024, we fully funded our $34,000 share of cash contributions.
(4)From October 2024 to June 2030, an affiliate of Kenneth C. Griffin (“KG”) has the option to either (i) acquire a 60% interest in a joint venture with Vornado and Rudin (the “Vornado/Rudin JV”) (with Vornado having an effective 36% interest in the entity) to build a new 1,700,000 square foot office tower, valuing the 350 Park Site at $1.2 billion or (ii) purchase the 350 Park Site for $1.4 billion ($1.085 billion to Vornado). From October 2024 to September 2030, the Vornado/Rudin JV has the option to put the 350 Park Site to KG for $1.2 billion ($900 million to Vornado).

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	THE MART
Three Months Ended March 31, 2025
Total square feet leased	709	25	83	222
Our share of square feet leased:	685	18	83	155
Initial rent(1)	$95.53	$222.20	$51.33	$120.65
Weighted average lease term (years)	14.7	14.3	8.0	13.1
Second generation relet space:
Square feet	254	10	42	155
GAAP basis:
Straight-line rent(2)	$80.23	$139.99	$51.80	$132.08
Prior straight-line rent	$73.25	$108.59	$54.68	$110.28
Percentage increase (decrease)	9.5%	28.9%	(5.3)%	19.8%
Cash basis (non-GAAP):
Initial rent(1)	$84.72	$139.40	$51.67	$121.04
Prior escalated rent	$79.56	$112.57	$60.43	$117.37
Percentage increase (decrease)	6.5%	23.8%	(14.5)%	3.1%
Tenant improvements and leasing commissions:
Per square foot	$168.88	$377.61	$90.82	$229.71
Per square foot per annum	$11.49	$26.41	$11.35	$17.54
Percentage of initial rent	12.0%	11.9%	22.1%	14.5%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	First Quarter 2025(2)	26,000		$1,883,000	$72.42	0.1%

	Second Quarter 2025	282,000		21,362,000	75.75	1.7%
	Third Quarter 2025	64,000		3,618,000	56.53	0.3%
	Fourth Quarter 2025	49,000		4,123,000	84.14	0.3%
	Remaining 2025	395,000		29,103,000	73.68	2.3%
	First Quarter 2026	118,000		11,276,000	95.56	0.9%
	Remaining 2026	950,000		78,729,000	82.87	6.3%
	2027	1,357,000		108,759,000	80.15	8.7%
	2028	1,082,000		88,213,000	81.53	7.0%
	2029	1,289,000		106,397,000	82.54	8.5%
	2030	713,000		60,526,000	84.89	4.8%
	2031	783,000		71,186,000	90.91	5.7%
	2032	1,039,000		101,715,000	97.90	8.1%
	2033	548,000		47,660,000	86.97	3.8%
	2034	748,000		78,753,000	105.28	6.3%
	2035	970,000		76,821,000	79.20	6.1%
	Thereafter	4,500,000	(3)	395,657,000	87.92	31.4%

Retail:	First Quarter 2025(2)	—		$—	$—	0.0%

	Second Quarter 2025	120,000		7,533,000	62.78	2.8%
	Third Quarter 2025	11,000		2,137,000	194.27	0.8%
	Fourth Quarter 2025	52,000		3,568,000	68.62	1.3%
	Remaining 2025	183,000		13,238,000	72.34	4.9%
	First Quarter 2026	17,000		6,756,000	397.41	2.6%
	Remaining 2026	4,000		3,794,000	948.50	1.4%
	2027	52,000		22,313,000	429.10	8.4%
	2028	26,000		10,359,000	398.42	3.9%
	2029	53,000		23,578,000	444.87	8.9%
	2030	146,000		24,540,000	168.08	9.3%
	2031	68,000		30,987,000	455.69	11.7%
	2032	52,000		29,710,000	571.35	11.2%
	2033	39,000		12,718,000	326.10	4.8%
	2034	147,000		20,598,000	140.12	7.8%
	2035	33,000		11,693,000	354.33	4.4%
	Thereafter	436,000		54,550,000	125.11	20.7%
_____________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.
(3)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) THE MART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	First Quarter 2025(2)	6,000	$487,000	$81.17	0.3%

	Second Quarter 2025	22,000	1,562,000	71.00	1.0%
	Third Quarter 2025	31,000	1,771,000	57.13	1.2%
	Fourth Quarter 2025	38,000	2,428,000	63.89	1.6%
	Remaining 2025	91,000	5,761,000	63.31	3.8%
	First Quarter 2026	32,000	2,261,000	70.66	1.5%
	Remaining 2026	252,000	15,016,000	59.59	9.9%
	2027	199,000	11,593,000	58.26	7.6%
	2028	712,000	37,725,000	52.98	24.8%
	2029	187,000	10,595,000	56.66	7.0%
	2030	94,000	5,575,000	59.31	3.7%
	2031	227,000	11,904,000	52.44	7.8%
	2032	508,000	25,426,000	50.05	16.7%
	2033	54,000	2,807,000	51.98	1.8%
	2034	51,000	2,652,000	52.00	1.7%
	2035	48,000	2,555,000	53.23	1.7%
	Thereafter	376,000	17,762,000	47.24	11.7%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	First Quarter 2025(2)	—	$—	$—	0.0%

	Second Quarter 2025	10,000	1,141,000	114.10	1.0%
	Third Quarter 2025	81,000	7,364,000	90.91	6.5%
	Fourth Quarter 2025	32,000	3,274,000	102.31	2.9%
	Remaining 2025	123,000	11,779,000	95.76	10.4%
	First Quarter 2026	100,000	8,976,000	89.76	7.9%
	Remaining 2026	60,000	6,847,000	114.12	6.1%
	2027	86,000	8,241,000	95.83	7.3%
	2028	112,000	10,940,000	97.68	9.7%
	2029	143,000	15,458,000	108.10	13.7%
	2030	85,000	8,079,000	95.05	7.1%
	2031	29,000	2,210,000	76.21	2.0%
	2032	13,000	1,423,000	109.46	1.3%
	2033	15,000	1,815,000	121.00	1.6%
	2034	—	—	—	0.0%
	2035	210,000	18,530,000	88.24	16.4%
	Thereafter	177,000	18,813,000	106.29	16.5%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	For the Three Months Ended March 31, 2025
	Total Company	New York	THE MART	555 California Street	Other
Capital expenditures:
Expenditures to maintain assets	$12,114	$9,203	$2,278	$616	$17
Tenant improvements	15,933	11,889	4,044	—	—
Leasing commissions	13,132	7,222	296	5,614	—
Recurring tenant improvements, leasing commissions and other capital expenditures	41,179	28,314	6,618	6,230	17
Non-recurring capital expenditures(1)	14,168	6,544	7,565	—	59
Total capital expenditures and leasing commissions	$55,347	$34,858	$14,183	$6,230	$76

Development and redevelopment expenditures(2):
PENN 2	$23,575	$23,575	$—	$—	$—
Hotel Pennsylvania site (PENN 15)	4,830	4,830	—	—	—
PENN Districtwide improvements	4,375	4,375	—	—	—
Other	8,154	7,895	—	—	259
	$40,934	$40,675	$—	$—	$259
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
		As of March 31, 2025
Joint Venture Name	Asset Category	Percentage Ownership	Company's Carrying Amount	Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over SOFR	Interest Rate(3)
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$1,965,973	$364,863	$751,136	Various	Various	Various

Alexander's	Office/Retail	32.4%	64,677	322,624	995,754	Various	Various	Various

Partially owned office buildings/land:
280 Park Avenue	Office/Retail	50.0%	107,049	537,500	1,075,000	09/27	N/A	5.84%
West 57th Street properties	Office/Retail/Land	50.0%	42,371	—	—	N/A	N/A	N/A
512 West 22nd Street	Office/Retail	55.0%	29,571	68,581	124,693	06/25	S+235	6.67%
825 Seventh Avenue	Office	50.0%	6,318	27,000	54,000	01/26	S+275	7.07%
61 Ninth Avenue	Office/Retail	45.1%	649	75,543	167,500	01/26	S+146	5.79%
650 Madison Avenue	Office/Retail	20.1%	—	161,024	800,000	12/29	N/A	3.49%

Other investments:
Sunset Pier 94 Studios	Studio Campus	49.9%	86,914	30,164	60,449	09/26	S+476	9.08%
Independence Plaza	Residential/Retail	50.1%	62,628	338,175	675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	35,230	12,603	25,000	04/26	S+200	6.32%
Other	Various	Various	19,903	78,152	573,404	Various	Various	Various
			$2,421,283	$2,016,229	$5,301,936
Investments in partially owned entities included in other liabilities(4):
7 West 34th Street	Office/Retail	53.0%	$(67,656)	$159,000	$300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(20,939)	311,875	625,000	12/26	N/A	4.55%
			$(88,595)	$470,875	$925,000

________________________________
(1)Represents the contractual debt obligations. The Operating Partnership guarantees an aggregate $303,000 of JV partnership debt, primarily comprised of the $300,000 mortgage loan on 7 West 34th Street.
(2)Assumes the exercise of as-of-right extension options.
(3)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable.
(4)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at March 31, 2025	Our Share of Net Income (Loss) for the Three Months Ended March 31,			Our Share of NOI (non-GAAP) for the Three Months Ended March 31,
		2025		2024	2025	2024
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$5,837		$9,291	$23,577	$28,102
Return on preferred equity, net of our share of the expense		8,543		9,328	—	—
Net gain on sale		76,162	(1)	—	—	—
		90,542		18,619	23,577	28,102
280 Park Avenue	50.0%	(4,469)		(8,042)	8,294	8,340
Alexander's	32.4%	3,923		5,154	9,509	11,707
7 West 34th Street	53.0%	2,979		1,139	5,852	3,623
85 Tenth Avenue	49.9%	(1,962)		(2,522)	3,493	3,075
Independence Plaza	50.1%	1,011		(427)	6,192	5,169
West 57th Street properties	50.0%	(183)		(200)	18	(7)
512 West 22nd Street	55.0%	(124)		(529)	1,871	1,664
61 Ninth Avenue	45.1%	59		(80)	1,944	1,908
Other, net	Various	2,500		2,119	3,348	4,128
		94,276		15,231	64,098	67,709

Other:
Alexander's corporate fee income	32.4%	1,633		1,180	1,010	658
Rosslyn Plaza	43.7% to 50.4%	(44)		(105)	439	523
Other, net	Various	1,112		(27)	1,564	1,479
		2,701		1,048	3,013	2,660

Total		$96,977		$16,279	$67,111	$70,369
________________________________
(1)See page 3 for details.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of March 31, 2025
Debt (contractual balances):
Consolidated debt(1):
Mortgages payable			$5,702,807
Senior unsecured notes			750,000
$800 Million unsecured term loan			800,000
$2.2 Billion unsecured revolving credit facilities			575,000
			7,827,807
Pro rata share of debt of non-consolidated entities			2,487,104
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			9,632,852	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25.00 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares(2)	March 31, 2025 Common Share Price
Equity:
Common shares	191,949	$36.99	7,100,194
Redeemable Class A units and LTIP Unit awards	16,745	36.99	619,398
Convertible share equivalents:
Series D-13 preferred units	1,262	36.99	46,681
Series G-1 through G-4 preferred units	76	36.99	2,811
Series A preferred shares	18	36.99	666
	210,050		7,769,750	(C)
Total Market Capitalization (A+B+C)			$18,625,637
________________________________
(1)See the reconciliation on page xi in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of March 31, 2025.
(2)Excludes share-based equity awards that may be considered dilutive in the period. See page 4 for our weighted average units outstanding on a dilutive basis.

COMMON SHARES DATA (NYSE: VNO) (unaudited)
Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance for VNO common shares (based on NYSE prices):

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
	2025	2024	2024	2024
High price	$45.37	$46.63	$39.91	$30.02
Low price	$34.91	$37.88	$25.36	$22.42
Closing price - end of quarter	$36.99	$42.04	$39.40	$26.29

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	210,050	208,897	208,949	209,573

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$7.8	Billion	$8.8	Billion	$8.2	Billion	$5.5	Billion
We anticipate that we will pay a common share dividend for 2025 in the fourth quarter, subject to approval by our Board of Trustees.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of March 31, 2025
	Total		Variable		Fixed(1)
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(2)	$7,827,807	4.61%	$1,307,807	5.92%(3)	$6,520,000	4.34%
Pro rata share of debt of non-consolidated entities	2,487,104	5.13%	458,282	6.39%	2,028,822	4.85%
Total	10,314,911	4.73%	1,766,089	6.04%	8,548,822	4.46%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(397,059)		(285,000)
Company's pro rata share of total debt	$9,632,852	4.73%	$1,369,030	5.95%	$8,263,822	4.53%
As of March 31, 2025, $843,617 of variable rate debt (at share) is subject to interest rate cap arrangements, the $525,413 of variable rate debt not subject to interest rate cap arrangements represents 5% of our total pro rata share of debt. See the following page for details.

	Senior Unsecured Notes Due 2026 and 2031			Unsecured Revolving Credit Facilities and Unsecured Term Loan
Debt Covenant Ratios(4):	Required	Actual		Required	Actual
Total outstanding debt/total assets	Less than 65%	48%	(5)	Less than 60%	39%	(6)
Secured debt/total assets	Less than 50%	35%	(5)	Less than 50%	30%	(6)
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	1.87			N/A
Fixed charge coverage		N/A		Greater than 1.40	1.96
Unencumbered assets/unsecured debt	Greater than 150%	470%			N/A
Unsecured debt/cap value of unencumbered assets		N/A		Less than 60%	17%
Unencumbered coverage ratio		N/A		Greater than 1.75	8.01

Consolidated Unencumbered EBITDA (non-GAAP):	Q1 2025 Annualized
New York	$313,860
Other	84,440
Total	$398,300
________________________________
(1)Includes variable rate debt with interest rates fixed by interest rate swap arrangements and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement.
(2)See the reconciliation on page xi in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of March 31, 2025.
(3)Excludes additional 3.00% default interest on the 606 Broadway mortgage loan.
(4)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(5)Total assets calculated as EBITDA capped at 7.0%.
(6)Total assets calculated as EBITDA capped at the following rates: 6.5% for office, 6.0% for retail, 8.0% for trade shows, 5.75% for multifamily, 7.25% for hotel, and 6.5% for other asset types.

HEDGING INSTRUMENTS AS OF MARCH 31, 2025 (unaudited)
(Amounts in thousands)
	Debt Information			Swap / Cap Information
	Balance at Share	Maturity Date(1)	Variable Rate Spread	Notional Amount at Share	Expiration Date		All-In Swapped Rate

Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan	$840,000	05/28	S+205	$840,000		05/26	6.03%
770 Broadway mortgage loan	700,000	07/27	S+225	700,000		07/27	4.98%
PENN 11 mortgage loan	500,000	10/25	S+206	500,000		10/25	6.28%
Unsecured revolving credit facility	575,000	12/27	S+115	575,000		08/27	3.88%
Unsecured term loan	800,000	12/27	S+130
Through 07/25				700,000		07/25	4.53%
07/25 through 10/26				550,000		10/26	4.36%
10/26 through 8/27				50,000		08/27	4.04%
100 West 33rd Street mortgage loan	480,000	06/27	S+185	480,000		06/27	5.26%
888 Seventh Avenue mortgage loan	253,688	12/25	S+180	200,000		09/27	4.76%
435 Seventh Avenue mortgage loan	75,000	04/28	S+210	75,000		04/26	6.96%
Unconsolidated:
280 Park Avenue mortgage loan	537,500	09/27	S+178	537,500		09/28	5.84%
731 Lexington Avenue - retail condominium mortgage loan	97,200	08/25	S+151	97,200		05/25	1.76%
Interest Rate Caps:							Index Strike Rate	Cash Interest Rate(2)	Effective Interest Rate(3)
Consolidated:
1290 Avenue of the Americas mortgage loan	$665,000	11/28	S+162	$665,000		11/25	1.00%	2.62%	5.94%
One Park Avenue mortgage loan	525,000	03/26	S+122	525,000		03/26	4.39%	5.54%	5.60%
150 West 34th Street mortgage loan	75,000	02/28	S+215	75,000		02/26	5.00%	6.46%	7.06%
Unconsolidated:
61 Ninth Avenue mortgage loan	75,543	01/26	S+146	75,543		01/26	4.39%	5.79%	6.24%
512 West 22nd Street mortgage loan	68,581	06/25	S+235	68,581		06/25	4.50%	6.67%	6.98%
Rego Park II mortgage loan	65,368	12/25	S+145	65,368		12/25	4.15%	5.60%	5.93%
Fashion Centre Mall/Washington Tower mortgage loan	34,125	05/26	S+305	34,125		05/25	3.00%	6.05%	7.61%

Debt subject to interest rate swaps and subject to a 1.00% SOFR interest rate cap				$5,369,700
Variable rate debt subject to interest rate caps				843,617
Fixed rate debt per loan agreements				2,894,122
Variable rate debt not subject to interest rate swaps or caps				525,413	(4)
Total debt at share				$9,632,852
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Equals the sum of (i) the index rate in effect as of the most recent contractual reset date, adjusted for hedging instruments, and (ii) the contractual spread.
(3)Equals the sum of (i) the cash interest rate and (ii) the effect of amortization of the interest rate cap premium over the term.
(4)Our exposure to SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents and restricted cash.

CONSOLIDATED DEBT MATURITIES AT 100% (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)
Property	Maturity Date(1)	Spread over SOFR		Interest Rate(2)		2025	2026	2027	2028	2029	Thereafter	Total
Secured Debt:
606 Broadway (50.0% interest)	(3)	S+191		6.24%	(4)	$74,119	$—	$—	$—	$—	$—	$74,119
4 Union Square South	08/25	S+150		5.82%		120,000	—	—	—	—	—	120,000
PENN 11	10/25			6.28%		500,000	—	—	—	—	—	500,000
888 Seventh Avenue	12/25	S+180	(5)	5.05%		253,688	—	—	—	—	—	253,688
One Park Avenue	03/26	S+122		5.54%		—	525,000	—	—	—	—	525,000
350 Park Avenue	01/27			3.92%		—	—	400,000	—	—	—	400,000
100 West 33rd Street	06/27			5.26%		—	—	480,000	—	—	—	480,000
770 Broadway	07/27			4.98%		—	—	700,000	—	—	—	700,000
150 West 34th Street	02/28	S+215		6.46%		—	—	—	75,000	—	—	75,000
435 Seventh Avenue	04/28			6.96%		—	—	—	75,000	—	—	75,000
555 California Street (70.0% interest)	05/28	S+205	(5)	6.13%		—	—	—	1,200,000	—	—	1,200,000
1290 Avenue of the Americas (70.0% interest)	11/28			2.62%		—	—	—	950,000	—	—	950,000
909 Third Avenue	04/31			3.23%		—	—	—	—	—	350,000	350,000
Total Secured Debt						947,807	525,000	1,580,000	2,300,000	—	350,000	5,702,807
Unsecured Debt:
Senior unsecured notes due 2026	06/26			2.15%		—	400,000	—	—	—	—	400,000
$1.25 Billion unsecured revolving credit facility	12/27			3.88%	(6)	—	—	575,000	—	—	—	575,000
$800 Million unsecured term loan	12/27	S+130	(5)	4.66%	(6)	—	—	800,000	—	—	—	800,000
$915 Million unsecured revolving credit facility	04/29	S+120		—		—	—	—	—	—	—	—
Senior unsecured notes due 2031	06/31			3.40%		—	—	—	—	—	350,000	350,000
Total Unsecured Debt						—	400,000	1,375,000	—	—	350,000	2,125,000
Total Debt						$947,807	$925,000	$2,955,000	$2,300,000	$—	$700,000	$7,827,807
Weighted average rate						5.89%	4.07%	4.58%	4.72%	0.00%	3.32%	4.61%

Fixed rate debt(7)						$700,000	$400,000	$2,855,000	$1,865,000	$—	$700,000	$6,520,000
Fixed weighted average rate expiring						5.84%	2.15%	4.54%	4.33%	0.00%	3.32%	4.34%
Floating rate debt						$247,807	$525,000	$100,000	$435,000	$—	$—	$1,307,807
Floating weighted average rate expiring						6.01%	5.54%	5.62%	6.38%	0.00%	0.00%	5.92%
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See previous page for information on interest rate swap and interest rate cap arrangements.
(3)On September 5, 2024, the non-recourse loan matured and was not repaid, at which time the lenders declared an event of default.
(4)Excludes additional 3.00% default interest on the 606 Broadway mortgage loan.
(5)Balance is partially hedged by interest rate swap arrangements. See previous page for details.
(6)In April 2025, we qualified for a sustainability margin adjustment on our unsecured term loan and revolving credit facilities by achieving certain KPI metrics, which will reduce our interest rate by 0.05% and 0.04%, respectively.
(7)Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity, and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement. See the previous page for information on interest rate swap arrangements.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	1,176,828	$141,813	7.6%
IPG and affiliates	955,211	63,844	3.5%
Citadel	585,460	62,498	3.4%
New York University	685,290	48,998	2.6%
Madison Square Garden & Affiliates	449,053	45,451	2.4%
Bloomberg L.P.	306,768	43,867	2.3%
Google/Motorola Mobility (guaranteed by Google)	759,446	43,355	2.3%
UMG Recordings, Inc,	336,700	35,411	1.9%
Amazon (including its Whole Foods subsidiary)	312,694	31,044	1.6%
Neuberger Berman Group LLC	306,612	28,363	1.5%
Bank of America	247,615	27,452	1.5%
Apple Inc.	473,311	26,948	1.4%
LVMH Brands	65,060	26,786	1.4%
AMC Networks, Inc.	326,717	26,183	1.4%
WeWork	303,741	25,818	1.4%
Swatch Group USA	8,499	24,150	1.3%
Victoria's Secret	33,156	20,690	1.1%
PJT Partners Holdings	134,953	19,379	1.0%
PwC	241,196	19,368	1.0%
Macy's	181,698	19,100	1.0%
The City of New York	232,010	12,351	0.7%
King & Spalding	122,859	11,979	0.6%
WSP USA	172,666	11,291	0.6%
Dodge & Cox	107,925	11,276	0.6%
Major League Soccer LLC	125,013	11,251	0.6%
AbbVie Inc.	168,673	11,239	0.6%
Axon Capital	93,127	11,022	0.6%
Alston & Bird LLP	126,872	10,865	0.6%
Burlington Coat Factory	108,844	10,863	0.6%
Aetna Life Insurance Company	64,196	10,303	0.5%
			47.6%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,352	17,532	133	17,216	—	183	—
Retail	2,347	1,945	4	—	1,941	—	—
Residential - 1,330 units	1,212	620	16	—	—	—	604
Alexander's (32.4% interest), including 312 residential units	2,455	796	126	308	279	—	83
	26,366	20,893	279	17,524	2,220	183	687

Other:
THE MART	3,696	3,694	—	2,098	93	1,256	247
555 California Street (70% interest)	1,822	1,275	—	1,240	35	—	—
Other	2,845	1,346	144	212	879	—	111
	8,363	6,315	144	3,550	1,007	1,256	358

Total square feet at March 31, 2025	34,729	27,208	423	21,074	3,227	1,439	1,045

Total square feet at December 31, 2024	34,803	27,231	1,819	19,690	3,238	1,439	1,045

	At 100%
Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,685
THE MART	341	3	1,076
555 California Street	168	1	461
Rosslyn Plaza	411	4	1,094
Total at March 31, 2025	2,555	17	7,316

OCCUPANCY (unaudited)

	New York		THE MART	555 California Street
Occupancy rate at:
March 31, 2025	83.5%	(1)	78.2%	92.3%
December 31, 2024	87.6%		80.1%	92.0%
March 31, 2024	88.2%		77.6%	94.5%
________________________________
(1)Decrease in occupancy due to PENN 2 being placed into service during the first quarter of 2025. Giving effect to the master lease with New York University at 770 Broadway completed on May 5, 2025, occupancy is 86.2%.

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
March 31, 2025	1,642	769	96.5%	$4,814
December 31, 2024	1,642	769	96.6%	$4,713
March 31, 2024	1,974	939	97.5%	$4,163

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
The Farley Building (95% interest)	$4,750		None	2116	None
PENN 1:
Land	15,000	(1)	2073	2098	One 25-year renewal option at fair market value (“FMV”).
Long Island Railroad Concourse Retail	1,379		2048	2098
Two 25-year renewal options. Base rent increases every 10 years, with the next rent increase in 2028, based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. In addition, percentage rent is payable based on gross annual income above a specified threshold. Base and percentage rent are reduced by a rent credit calculated as a percentage of development costs funded by Vornado.

260 Eleventh Avenue	4,515		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
330 West 34th Street - 65.2% ground leased	10,265		2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every 10 years to FMV.
Other:
Wayne Town Center	6,038		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650		None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
Sunset Pier 94 Studios (49.9% interest)	449		2060	2110	Five 10-year renewal options. Fixed rent increases in 2028 and every five years thereafter. Beginning in September 2028, additional rent is payable in an amount equal to 6% of gross revenue less the base rent.
61 Ninth Avenue (45.1% interest)	3,635		None	2115	Rent increases every three years based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		None	2037	10-year renewal option at 90% of FMV effective 2027 was exercised in March 2025. FMV to be determined.
________________________________
(1)Represents the rent reset amount finalized by the Panel on April 22, 2025. Litigation is currently pending between the parties in New York County Supreme Court relating to the matter. To date, the court denied the Vornado subsidiary’s motion to dismiss the action and Vornado’s subsidiary has filed a notice of appeal. The Panel’s decision provides that if the fee owner prevails in a final judgment in the litigation, the annual rent for the 25-year term will be $20,220, retroactive to June 17, 2023.

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**										Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc., United
										Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc., Samsung,
-Office	100.0%	88.2%	$85.07		2,249,000	2,249,000	—			Canaccord Genuity LLC, Roivant Sciences Inc.*
-Retail	100.0%	61.3%	225.55		302,000	302,000	—			Bank of America, Starbucks, Blue Bottle Coffee Inc., Shake Shack, Roberta’s,
	100.0%	85.2%	96.49	$208,000	2,551,000	2,551,000	—	$—		Anita La Mamma Del Gelato

PENN 2
-Office	100.0%	48.5%	102.99		1,749,000	1,749,000	—			Madison Square Garden, Major League Soccer LLC*, UMG Recordings, Inc.*
-Retail	100.0%	56.3%	199.19		66,000	66,000	—			JPMorgan Chase
	100.0%	48.8%	107.02	94,500	1,815,000	1,815,000	—	575,000	(4)

The Farley Building (ground and building leased through 2116)**
-Office	95.0%	100.0%	118.86		730,000	730,000	—			Meta Platforms, Inc.
-Retail	95.0%	37.1%	320.40		116,000	116,000	—			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels,
	95.0%	91.5%	129.85	100,400	846,000	846,000	—	—		Avra Prime*

PENN 11
-Office	100.0%	100.0%	75.41		1,115,000	1,115,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	90.7%	150.91		39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	99.6%	77.65	82,800	1,154,000	1,154,000	—	500,000

100 West 33rd Street
-Office	100.0%	89.5%	69.23		858,000	858,000	—			IPG and affiliates
-Retail	100.0%	15.6%	77.35		257,000	257,000	—			Aeropostale
	100.0%	73.1%	69.61	55,800	1,115,000	1,115,000	—	480,000

330 West 34th Street
(65.2% ground leased through 2149)**
-Office	100.0%	76.9%	82.51		702,000	702,000	—			Structure Tone, Deutsch, Inc., HomeAdvisor, Inc., WeWork
-Retail	100.0%	85.5%	113.26		24,000	24,000	—			Starbucks
	100.0%	77.1%	83.44	45,200	726,000	726,000	—	100,000	(5)

435 Seventh Avenue
-Retail	100.0%	100.0%	46.95	2,000	43,000	43,000	—	75,000		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	82.74		458,000	458,000	—			Amazon
-Retail	53.0%	89.6%	336.41		19,000	19,000	—			Amazon, Lindt
	53.0%	99.6%	92.38	43,000	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	265.93	600	9,000	9,000	—	—		Essen

138-142 West 32nd Street
-Retail	100.0%	80.3%	127.73	400	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	63.48	5,000	79,000	79,000	—	75,000		Primark*

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$96.85		$300	3,000	3,000	—	$—	Celtic Rail

131-135 West 33rd Street
-Retail	100.0%	100.0%	64.65		1,500	23,000	23,000	—	—	Fat Annies’s Inc., Stout Inc.

Other (3 buildings)
-Retail	100.0%	100.0%	157.71		2,100	16,000	16,000	—	—

Total PENN District					641,600	8,865,000	8,865,000	—	2,105,000

Midtown East:
909 Third Avenue
(ground leased through 2063)**										IPG and affiliates, AbbVie Inc., United States Post Office,
-Office	100.0%	93.1%	68.18	(6)	60,900	1,352,000	1,352,000	—	350,000	Geller & Company, Morrison Cohen LLP, Sard Verbinnen

150 East 58th Street(7)
-Office	100.0%	81.7%	81.90			541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	94.88			3,000	3,000	—
	100.0%	81.7%	81.98		36,000	544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	198.71		4,300	22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot

966 Third Avenue
-Retail	100.0%	100.0%	112.60		800	7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	194.16		1,300	7,000	7,000	—	—	Wells Fargo

Total Midtown East					103,300	1,932,000	1,932,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**										Axon Capital LP, Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	84.2%	101.13			872,000	872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	261.25			15,000	15,000	—		Redeye Grill L.P.
	100.0%	84.3%	102.81		77,200	887,000	887,000	—	253,688

57th Street - 2 buildings
-Office	50.0%	85.4%	62.03			81,000	81,000	—
-Retail	50.0%	—%	—			22,000	22,000	—
	50.0%	71.2%	62.03		4,300	103,000	103,000	—	—

825 Seventh Avenue
-Office	50.0%	79.6%	59.02			169,000	169,000	—	54,000	Young Adult Institute Inc., New Alternatives for Children, Inc.
-Retail	100.0%	100.0%	168.85			4,000	4,000	—	—	Venchi
		80.1%	62.21		8,500	173,000	173,000	—	54,000

Total Midtown West					90,000	1,163,000	1,163,000	—	307,688

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue									Elliott Investment Management L.P., PJT Partners Holdings, GIC Inc.,
-Office	50.0%	91.4%	$119.28		1,238,000	1,238,000	—		Wells Fargo, Investcorp International Inc.
-Retail	50.0%	100.0%	57.56		28,000	28,000	—		Starbucks, Fasano Restaurant
	50.0%	91.6%	117.77	$135,800	1,266,000	1,266,000	—	$1,075,000

350 Park Avenue
-Office	100.0%	100.0%	106.75	62,500	585,000	585,000	—	400,000	Citadel

Total Park Avenue				198,300	1,851,000	1,851,000	—	1,475,000
Grand Central:
90 Park Avenue									Alston & Bird, PwC, MassMutual, Glencore*
-Office	100.0%	97.3%	83.01		938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	78.2%	185.60		17,000	17,000	—		Citibank, Starbucks
Total Grand Central	100.0%	97.0%	84.42	75,500	955,000	955,000	—	—

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Abbott Capital Management, The Klein Company,
-Office	52.0%	91.5%	112.75		246,000	246,000	—		Avolon Aerospace, Houlihan Lokey Advisors Parent, Inc.
-Retail	52.0%	100.0%	1,091.86		69,000	69,000	—		Victoria's Secret, Dyson
	52.0%	92.8%	272.75	76,000	315,000	315,000	—	395,333

666 Fifth Avenue
-Retail	52.0%	100.0%	1,147.91	15,100	24,000	24,000	—	—	Abercrombie & Fitch, Tissot

595 Madison Avenue									LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	87.0%	81.27		300,000	300,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	757.56		30,000	30,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	87.8%	130.01	39,000	330,000	330,000	—	—

650 Madison Avenue									Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	20.1%	81.4%	107.49		563,000	563,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	95.7%	1,077.75		38,000	38,000	—		Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	82.0%	154.92	73,100	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	94.92		81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	100.0%	593.51		16,000	16,000	—		Canada Goose
	52.0%	100.0%	153.80	16,400	97,000	97,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	303.65	17,900	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	66.6%	2,986.60	40,500	26,000	26,000	—	355,803	Swatch Group USA, Harry Winston

Total Madison/Fifth				278,000	1,450,000	1,450,000	—	1,551,136

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	52.7%	$122.39		1,077,000	1,077,000	—		Meta Platforms, Inc., Yahoo Inc.
-Retail	100.0%	92.0%	95.04		106,000	106,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	56.0%	118.64	$77,500	1,183,000	1,183,000	—	$700,000

One Park Avenue
									New York University, BMG Rights Management LLC,
-Office	100.0%	93.9%	72.79		871,000	871,000	—		Robert A.M. Stern Architect
-Retail	100.0%	90.1%	83.06		78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	93.6%	73.60	63,700	949,000	949,000	—	525,000

4 Union Square South
-Retail	100.0%	100.0%	132.68	27,100	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

Total Midtown South				168,300	2,336,000	2,336,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas									Hachette Book Group Inc., Bryan Cave LLP,
									Neuberger Berman Group LLC, SSB Realty LLC,
									Cushman & Wakefield, Columbia University, Selendy Gay PLLC,
-Office	70.0%	91.8%	88.71		2,009,000	2,009,000	—		Fubotv Inc, LinkLaters, King & Spalding*, Oaktree Capital*
-Retail	70.0%	95.9%	212.64		92,000	92,000	—		Duane Reade, JPMorgan Chase Bank, Starbucks
Total Rockefeller Center	70.0%	91.9%	92.86	185,100	2,101,000	2,101,000	—	950,000

SoHo:
606 Broadway (19 East Houston Street)
-Office	50.0%	13.4%	120.00		30,000	30,000	—
-Retail	50.0%	100.0%	698.98		6,000	6,000	—		HSBC, Harman International
	50.0%	24.8%	427.04	3,700	36,000	36,000	—	74,119

304-306 Canal Street
-Retail	100.0%	100.0%	63.80		4,000	4,000	—		Stellar Works
'-Residential’	100.0%	—			9,000	—	9,000
	100.0%			300	13,000	4,000	9,000	—

334 Canal Street
-Retail	100.0%	—	—		4,000	—	4,000
-Residential	100.0%	—			7,000	—	7,000
	100.0%			—	11,000	—	11,000	—

Total SoHo				4,000	60,000	40,000	20,000	74,119

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Times Square:
1540 Broadway
-Retail	52.0%	78.5%	$131.76	$17,000	162,000	162,000	—	$—	U.S. Polo, Forever 21, Disney

1535 Broadway
-Retail	52.0%	100.0%	1,103.47		45,000	45,000	—		T-Mobile, Swatch Group USA, Levi's, Sephora, Anita La Mamma Del Gelato
-Theatre	52.0%	100.0%	21.55		62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	100.0%	428.02	42,400	107,000	107,000	—	—

Total Times Square				59,400	269,000	269,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	63.7%	207.45	3,000	23,000	23,000	—	—	Crunch LLC, J.Jill

40 East 66th Street
-Residential (3 units)	100.0%	100.0%			10,000	10,000	—	—

Total Upper East Side				3,000	33,000	33,000	—	—

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	49.79	10,400	209,000	209,000	—	—	The City of New York

85 Tenth Avenue									Google, Telehouse International Corp.,
-Office	49.9%	89.9%	95.57		598,000	598,000	—		Clear Secure, Inc., Shopify
-Retail	49.9%	76.3%	96.01		43,000	43,000	—		Verde
	49.9%	89.1%	95.60	54,300	641,000	641,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	161.89	2,800	17,000	17,000	—	—	The Chelsea Factory Inc.

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	148.69		171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	402.12		23,000	23,000	—		Starbucks
	45.1%	100.0%	165.36	34,400	194,000	194,000	—	167,500

512 West 22nd Street									Kenneth Cole Productions, Inc.*, Next Jump, Omniva LLC,
-Office	55.0%	100.0%	114.71		165,000	165,000	—		Capricorn Investment Group, Genius Sports*
-Retail	55.0%	100.0%	109.97		8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	100.0%	114.50	19,800	173,000	173,000	—	124,693

Total Chelsea/Meatpacking District				121,700	1,234,000	1,234,000	—	917,193

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	96.9%			1,186,000	1,186,000	—
-Retail	50.1%	57.7%	$88.70		72,000	72,000	—		Duane Reade
	50.1%			$4,700	1,258,000	1,258,000	—	$675,000

339 Greenwich Street
-Retail	100.0%	100.0%	154.75	700	9,000	9,000	—	—	Paper Moon*

Total Tribeca				5,400	1,267,000	1,267,000	—	675,000
New Jersey:
Paramus
-Office	100.0%	85.6%	26.38	2,800	129,000	129,000	—	—	Vornado's Administrative Headquarters

Property under Development:
Sunset Pier 94 Studios (ground and building leased through 2110)**
‘-Studio	49.9%	—	—	—	266,000	—	266,000	60,449

Properties to be Developed:
Hotel Pennsylvania site (PENN 15)
-Land	100.0%	—	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—	—

New York Office:

Total		85.2%	$91.08	$1,516,100	20,352,000	20,086,000	266,000	$8,435,663

Vornado's Ownership Interest		84.4%	$89.12	$1,267,500	17,532,000	17,399,000	133,000	$6,059,714

New York Retail:

Total		74.2%	$249.77	$420,300	2,347,000	2,343,000	4,000	$699,922

Vornado's Ownership Interest		72.2%	$209.49	$284,500	1,945,000	1,941,000	4,000	$466,409

New York Residential:

Total		96.3%			1,212,000	1,196,000	16,000	$675,000

Vornado's Ownership Interest		96.5%			620,000	604,000	16,000	$338,175

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:

731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$143.96		952,000	952,000	—	$400,000	Bloomberg L.P.
-Retail	32.4%	25.6%	404.49		128,000	128,000	—	300,000	Hutong, Capital One
	32.4%	91.5%	152.24	$148,000	1,080,000	1,080,000	—	700,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	73.43	6,300	338,000	86,000	252,000		Burlington, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.0%	75.17	41,700	615,000	479,000	136,000	201,754	Costco, Kohl's, TJ Maxx, Best Buy

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	33.50	5,600	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	93.9%			255,000	255,000	—	94,000

Total Alexander's	32.4%	94.7%	115.21	201,600	2,455,000	2,067,000	388,000	995,754

Total New York		84.9%	$105.74	$2,138,000	26,366,000	25,692,000	674,000	$10,806,339

Vornado's Ownership Interest		83.5%	$99.73	$1,657,900	20,893,000	20,614,000	279,000	$7,186,922
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents contractual debt obligations.
(4)Secured amount outstanding on revolving credit facilities.
(5)Amount represents debt on land which is owned 34.8% by Vornado.
(6)Excludes US Post Office lease for 492,000 square feet.
(7)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
THE MART:
THE MART, Chicago
									Motorola Mobility (guaranteed by Google), Avant LLC,
									ANGI Home Services, Inc, Paypal, Inc., ConAgra Foods Inc.,
									Allscripts Healthcare, Clear Channel Outdoor LLC*, IPG and affiliates,
									Government Employees Insurance Company*, Medline Industries, Inc,
-Office	100.0%	84.3%	$50.77	$90,600	2,098,000	2,098,000	—		Innovation Development Institute, Inc., Allstate Insurance Company
-Showroom/Trade show	100.0%	70.1%	58.69	60,600	1,503,000	1,503,000	—		Holly Hunt Ltd., Baker Interiors Group, Ltd.
-Retail	100.0%	71.2%	49.01	3,000	91,000	91,000	—
	100.0%	78.2%	53.61	154,200	3,692,000	3,692,000	—	$—

Other (1 property)	50.0%	100.0%	73.07	300	4,000	4,000	—	18,404
Total THE MART, Chicago				154,500	3,696,000	3,696,000	—	18,404

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—	—

Total THE MART		78.2%	$53.64	$154,500	3,696,000	3,696,000	—	$18,404

Vornado's Ownership Interest		78.2%	$53.63	$154,400	3,694,000	3,694,000	—	$9,202

555 California Street:
555 California Street	70.0%	97.0%	$99.26	$142,600	1,508,000	1,508,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
									Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
									McKinsey & Company Inc., UBS Financial Services,
									KKR Financial, Microsoft Corporation,
									Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	93.6%	90.81	19,700	236,000	236,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	—%	—	—	78,000	78,000	—	—

Total 555 California Street		92.3%	$98.16	$162,300	1,822,000	1,822,000	—	$1,200,000

Vornado's Ownership Interest		92.3%	$98.16	$113,600	1,275,000	1,275,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property		Under Development or Not Available for Lease
						In Service
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	27.7%	$51.18		736,000	432,000	304,000		Nathan Associates
-Residential - 2 buildings (197 units)	43.7%	100.0%			253,000	253,000	—
	45.6%			$6,000	989,000	685,000	304,000	$25,000

Fashion Centre Mall / Washington Tower
-Office	7.5%	75.0%	58.35		170,000	170,000	—	42,300	The Rand Corporation
-Retail	7.5%	97.6%	38.83		868,000	868,000	—	412,700	Macy's, Nordstrom
	7.5%	93.9%	41.38	52,700	1,038,000	1,038,000	—	455,000

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	28.99	13,400	690,000	686,000	4,000	—	Costco, Dick's Sporting Goods,
									Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	8,100	—	—	—	—	VICI Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	11.70	1,400	128,000	128,000	—	—	The Home Depot

Total Other		83.5%	$38.50	$81,600	2,845,000	2,537,000	308,000	$480,000

Vornado's Ownership Interest		86.3%	$24.84	$29,700	1,346,000	1,202,000	144,000	$46,728
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Jeff Spector/Jana Galan	Steve Sakwa	Vikram Malhotra
Bank of America/BofA Securities	Evercore ISI	Mizuho Securities (USA) Inc.
646-855-1363/646-855-3081	212-446-9462	212-282-3827

Brendan Lynch	Caitlin Burrows	Ronald Kamdem
Barclays Capital	Goldman Sachs	Morgan Stanley
212-526-9428	212-902-4736	212-296-8319

John P. Kim	Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Nicholas Joseph/Seth Bergey	Anthony Paolone/Ray Zhong	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-1909/212-816-2066	212-622-6682/212-622-5411	212-225-6904

Floris van Dijkum	Mark Streeter/Ian Snyder	Michael Lewis
Compass Point	JP Morgan Fixed Income	Truist Securities
646-757-2621	212-834-5086/212-834-3798	212-319-5659

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We consider NOI at share to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We use these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated entities caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated entities. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.

- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2024
	2025	2024
Reconciliation of net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	$86,842	$(9,034)	$1,203
Per diluted share	$0.43	$(0.05)	$0.01

FFO adjustments:
Depreciation and amortization of real property	$104,257	$96,783	$101,824
Our share of partially owned entities:
Net gain on sale of real estate	(77,008)	—	—
Depreciation and amortization of real property	24,525	26,163	23,483
FFO adjustments, net	51,774	122,946	125,307
Impact of assumed conversion of dilutive convertible securities	310	388	358
Noncontrolling interests' share of above adjustments on a dilutive basis	(3,887)	(10,171)	(9,783)
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	135,039	104,129	117,085
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	11,747	9,356	9,890
FFO attributable to Class A unitholders (non-GAAP)	$146,786	$113,485	$126,975
FFO per diluted share (non-GAAP)	$0.67	$0.53	$0.58

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2024
	2025	2024
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$135,039	$104,129	$117,085
Per diluted share (non-GAAP)	$0.67	$0.53	$0.58

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 Central Park South ("220 CPS") condominium units and ancillary amenities	$(11,028)	$—	$—
Deferred tax liability on our investment in the Farley Building (held through a taxable REIT subsidiary)	3,205	4,134	3,456
Other	(1,735)	1,009	2,104
	(9,558)	5,143	5,560
Noncontrolling interests' share of above adjustments on a dilutive basis	764	(425)	(433)
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	$(8,794)	$4,718	$5,127

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$126,245	$108,847	$122,212
Per diluted share (non-GAAP)	$0.63	$0.55	$0.61

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended
		March 31,			December 31, 2024
		2025		2024
FFO attributable to common shareholders, plus assumed conversions	(A)	$135,039		$104,129	$117,085

Adjustments to arrive at FAD (at Vornado's share):
Certain items that impact FAD		(9,558)		5,143	5,560
Recurring tenant improvements, leasing commissions and other capital expenditures		(48,071)		(39,633)	(55,350)
Stock-based compensation expense		6,022		7,519	7,359
Amortization of debt issuance costs and other non-cash interest expense		12,089		17,388	13,280
Personal property depreciation		1,526		1,428	1,532
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(23,919)		(1,511)	(8,378)
Noncontrolling interests in the Operating Partnership's share of above adjustments		5,139		800	2,946
FAD adjustments, net	(B)	(56,772)		(8,866)	(33,051)

FAD (non-GAAP)	(A+B)	$78,267		$95,263	$84,034

FAD payout ratio		N/A	(1)	N/A	N/A
________________________________
(1)For 2025, we anticipate continuing our recent common share dividend policy of paying one common share dividend in the fourth quarter, subject to approval by our Board of Trustees.

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2024
	2025	2024
Net income (loss)	$99,824	$(6,273)	$5,758
Depreciation and amortization expense	116,155	108,659	113,061
General and administrative expense	38,597	37,897	36,637
Transaction related costs and other	43	653	1,341
Income from partially owned entities	(96,977)	(16,279)	(30,007)
Interest and other investment income, net	(8,261)	(11,724)	(11,348)
Interest and debt expense	95,816	90,478	100,483
Net gains on disposition of wholly owned and partially owned assets	(15,551)	—	—
Income tax expense	7,193	6,740	5,822
NOI from partially owned entities	67,111	70,369	73,270
NOI attributable to noncontrolling interests in consolidated subsidiaries	(10,660)	(11,396)	(10,051)
NOI at share	293,290	269,124	284,966
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(23,919)	(1,511)	(8,378)
NOI at share - cash basis	$269,371	$267,613	$276,588
- v -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
New York	$376,206	$358,234	$(183,640)	$(188,278)	$192,566	$169,956	$(18,710)	$1,271	$173,856	$171,227
Other	85,373	78,141	(41,100)	(37,946)	44,273	40,195	1,798	870	46,071	41,065
Consolidated total	461,579	436,375	(224,740)	(226,224)	236,839	210,151	(16,912)	2,141	219,927	212,292
Noncontrolling interests' share in consolidated subsidiaries	(53,035)	(53,167)	42,375	41,771	(10,660)	(11,396)	(3,770)	(5,138)	(14,430)	(16,534)
Our share of partially owned entities	116,389	120,742	(49,278)	(50,373)	67,111	70,369	(3,237)	1,486	63,874	71,855
Vornado's share	$524,933	$503,950	$(231,643)	$(234,826)	$293,290	$269,124	$(23,919)	$(1,511)	$269,371	$267,613

	For the Three Months Ended December 31, 2024
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$383,702	$(194,195)	$189,507	$(8,222)	$181,285
Other	74,088	(41,848)	32,240	7,543	39,783
Consolidated total	457,790	(236,043)	221,747	(679)	221,068
Noncontrolling interests' share in consolidated subsidiaries	(53,503)	43,452	(10,051)	(5,175)	(15,226)
Our share of partially owned entities	122,859	(49,589)	73,270	(2,524)	70,746
Vornado's share	$527,146	$(242,180)	$284,966	$(8,378)	$276,588
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.

- vi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2025 COMPARED TO MARCH 31, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended March 31, 2025	$293,290	$253,317	$15,916	$17,843	$6,214
Less NOI at share from:
Dispositions	(221)	(153)	(68)	—	—
Development properties	(6,730)	(6,730)	—	—	—
Other non-same store income, net	(27,536)	(20,866)	—	(456)	(6,214)
Same store NOI at share for the three months ended March 31, 2025	$258,803	$225,568	$15,848	$17,387	$—

NOI at share for the three months ended March 31, 2024	$269,124	$233,129	$14,486	$16,529	$4,980
Less NOI at share from:
Dispositions	(3,408)	(3,374)	(34)	—	—
Development properties	(9,727)	(9,727)	—	—	—
Other non-same store income, net	(6,029)	(1,049)	—	—	(4,980)
Same store NOI at share for the three months ended March 31, 2024	$249,960	$218,979	$14,452	$16,529	$—

Increase in same store NOI at share	$8,843	$6,589	$1,396	$858	$—

% increase in same store NOI at share	3.5%	3.0%	9.7%	5.2%	0.0%
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2025 COMPARED TO MARCH 31, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2025	$269,371	$227,570	$17,517	$18,137	$6,147
Less NOI at share - cash basis from:
Dispositions	(223)	(153)	(70)	—	—
Development properties	(6,489)	(6,489)	—	—	—
Other non-same store income, net	(11,631)	(5,484)	—	—	(6,147)
Same store NOI at share - cash basis for the three months ended March 31, 2025	$251,028	$215,444	$17,447	$18,137	$—

NOI at share - cash basis for the three months ended March 31, 2024	$267,613	$230,794	$14,949	$16,938	$4,932
Less NOI at share - cash basis from:
Dispositions	(2,894)	(2,895)	1	—	—
Development properties	(9,244)	(9,244)	—	—	—
Other non-same store income, net	(6,598)	(1,666)	—	—	(4,932)
Same store NOI at share - cash basis for the three months ended March 31, 2024	$248,877	$216,989	$14,950	$16,938	$—

Increase (decrease) in same store NOI at share - cash basis	$2,151	$(1,545)	$2,497	$1,199	$—

% increase (decrease) in same store NOI at share - cash basis	0.9%	(0.7)%	16.7%	7.1%	0.0%
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2025 COMPARED TO DECEMBER 31, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended March 31, 2025	$293,290	$253,317	$15,916	$17,843	$6,214
Less NOI at share from:
Dispositions	(221)	(153)	(68)	—	—
Development properties	(6,196)	(6,196)	—	—	—
Other non-same store income, net	(26,946)	(20,276)	—	(456)	(6,214)
Same store NOI at share for the three months ended March 31, 2025	$259,927	$226,692	$15,848	$17,387	$—

NOI at share for the three months ended December 31, 2024	$284,966	$257,040	$6,168	$15,854	$5,904
Less NOI at share from:
Dispositions	(3,610)	(3,518)	(92)	—	—
Development properties	(5,627)	(5,627)	—	—	—
Other non-same store income, net	(11,880)	(5,850)	—	(126)	(5,904)
Same store NOI at share for the three months ended December 31, 2024	$263,849	$242,045	$6,076	$15,728	$—

(Decrease) increase in same store NOI at share	$(3,922)	$(15,353)	$9,772	$1,659	$—

% (decrease) increase in same store NOI at share	(1.5)%	(6.3)%	160.8%	10.5%	0.0%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2025 COMPARED TO DECEMBER 31, 2024 (unaudited)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2025	$269,371	$227,570	$17,517	$18,137	$6,147
Less NOI at share - cash basis from:
Dispositions	(223)	(153)	(70)	—	—
Development properties	137	137	—	—	—
Other non-same store income, net	(10,995)	(4,848)	—	—	(6,147)
Same store NOI at share - cash basis for the three months ended March 31, 2025	$258,290	$222,706	$17,447	$18,137	$—

NOI at share - cash basis for the three months ended December 31, 2024	$276,588	$241,933	$10,550	$18,138	$5,967
Less NOI at share - cash basis from:
Dispositions	(2,312)	(2,218)	(94)	—	—
Development properties	(1,664)	(1,664)	—	—	—
Other non-same store income, net	(10,263)	(4,153)	—	(143)	(5,967)
Same store NOI at share - cash basis for the three months ended December 31, 2024	$262,349	$233,898	$10,456	$17,995	$—

(Decrease) increase in same store NOI at share - cash basis	$(4,059)	$(11,192)	$6,991	$142	$—

% (decrease) increase in same store NOI at share - cash basis	(1.5)%	(4.8)%	66.9%	0.8%	0.0%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)

	As of March 31, 2025
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$5,674,519	$28,288	$5,702,807
Senior unsecured notes	746,282	3,718	750,000
$800 Million unsecured term loan	796,295	3,705	800,000
$2.2 Billion unsecured revolving credit facilities	575,000	—	575,000
	$7,792,096	$35,711	$7,827,807
- xi -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2024
	2025	2024
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$99,824	$(6,273)	$5,758
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	10,433	11,982	11,107
Net income attributable to the Operating Partnership	110,257	5,709	16,865
EBITDAre adjustments at share:
Depreciation and amortization expense	130,308	124,374	126,839
Interest and debt expense	117,891	117,340	121,875
Income tax expense	7,414	7,426	5,381
Net gains on sale of real estate	(77,008)	—	—
EBITDAre at share	288,862	254,849	270,960
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	11,314	12,076	10,819
EBITDAre (non-GAAP)	$300,176	$266,925	$281,779
- xii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	March 31,		December 31, 2024
	2025	2024
EBITDAre (non-GAAP)	$300,176	$266,925	$281,779

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(11,314)	(12,076)	(10,819)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units and ancillary amenities	(13,576)	—	—
Other	(1,589)	1,009	1,732
Total of certain (income) expense items that impact EBITDAre	(15,165)	1,009	1,732

EBITDAre, as adjusted (non-GAAP)	$273,697	$255,858	$272,692

- xiii -